Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2003-EF1
Composition of Contract Pool
at June 30, 2006

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

2,783	$88,664,765	66.18 months	20.21 months	$31,859
				($0 to $1,487,822.50)

Type of Contract
at June 30, 2006

Type of Contract	Number of Contracts	% of Total Number of	Required	% of Required Payoff Amount

Leases	925	33.24%	$33,965,907	38.31%
Loans and other financing arrangements	1,858	66.76	$54,698,858	61.69

Total	2,783	100.00%	$88,664,765	100.00%

CIT Equipment Collateral 2003-EF1
Annual Percentage Rate
at June 30, 2006

Annual Percentage Rate	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount	Weighted Average Annual Percentage Rate

5.00- 5.99	27	0.97	1,400,308	1.58	5.59%
6.00- 6.99	498	17.89	16,040,639	18.09	6.66%
7.00- 7.99	897	32.23	28,643,593	32.31	7.50%
8.00- 8.99	767	27.56	23,295,936	26.27	8.47%
9.00- 9.99	329	11.82	12,192,880	13.75	9.49%
10.00- 10.99	150	5.39	3,969,348	4.48	10.39%
11.00- 11.99	86	3.09	2,219,865	2.50	11.40%
12.00- 12.99	25	0.90	839,783	0.95	12.63%
13.00- 13.99	3	0.11	60,160	0.07	13.24%
14.01	1	0.04	2,253	0.00	14.32%

Total	2,783	100.00%	$88,664,765	100.00%	8.13%

Unliquidated Defaulted Contracts	54		$1,443,693

Total	2,837		$90,108,458

CIT Equipment Collateral 2003-EF1
Geographical Diversity
(Based on obligor billing address)
at June 30, 2006

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	62	2.23%	1,730,740	1.95%
Alaska	17	0.61	601,029	0.68
Arizona	58	2.08	2,497,632	2.82
Arkansas	49	1.76	920,901	1.04
California	342	12.29	15,709,381	17.72
Colorado	52	1.87	1,546,943	1.74
Connecticut	36	1.29	1,075,298	1.21
Delaware	9	0.32	66,595	0.08
Florida	172	6.18	5,646,801	6.37
Georgia	75	2.69	1,848,304	2.08
Hawaii	14	0.50	1,061,472	1.20
Idaho	42	1.51	1,264,224	1.43
Illinois	121	4.35	2,940,569	3.32
Indiana	35	1.26	1,496,633	1.69
Iowa	22	0.79	540,158	0.61
Kansas	15	0.54	498,581	0.56
Kentucky	24	0.86	378,028	0.43
Louisiana	34	1.22	681,360	0.77
Maine	17	0.61	556,153	0.63
Maryland	71	2.55	1,505,065	1.70
Massachusetts	55	1.98	2,052,236	2.31
Michigan	98	3.52	2,655,256	2.99
Minnesota	33	1.19	799,303	0.90
Mississippi	19	0.68	466,960	0.53
Missouri	39	1.40	512,755	0.58
Montana	12	0.43	151,610	0.17
Nebraska	12	0.43	416,098	0.47
Nevada	43	1.55	1,140,913	1.29
New Hampshire	19	0.68	629,814	0.71
New Jersey	111	3.99	3,961,569	4.47
New Mexico	15	0.54	840,306	0.95
New York	191	6.86	4,436,203	5.00
North Carolina	65	2.34	1,308,407	1.48
Ohio	78	2.80	2,952,783	3.33
Oklahoma	23	0.83	438,684	0.49
Oregon	41	1.47	1,467,208	1.65
Pennsylvania	134	4.81	3,805,052	4.29
Rhode Island	9	0.32	202,271	0.23
South Carolina	33	1.19	1,978,710	2.23
South Dakota	6	0.22	96,334	0.11
Tennessee	52	1.87	2,020,508	2.28
Texas	187	6.72	6,350,933	7.16
Utah	42	1.51	824,959	0.93
Vermont	4	0.14	53,578	0.06
Virginia	88	3.16	2,237,273	2.52
Washington	62	2.23	1,790,774	2.02
West Virginia	10	0.36	201,197	0.23
Wisconsin	26	0.93	2,195,931	2.48
Wyoming	9	0.32	111,274	0.13

Total	2,783	100.00%	88,664,765	100.00%

Unliquidated Defaulted Contracts	54		$1,443,693

Total	2,837		$90,108,458

CIT Equipment Collateral 2003-EF1
Payment Status
at June 30, 2006

Days Delinquent	Number of Contracts	% of Total Number of Active Contracts	Required Payoff Amount	% of Required Payoff of Active Amount

Current, including 1 to 30 day delinquent contracts	2,716	97.59%	86,768,770	97.86%
31-60 days delinquent	49	1.76	1,216,663	1.37
61-90 days delinquent	6	0.22	242,051	0.27
91-120 days delinquent	6	0.22	96,359	0.11
121-150 days delinquent	3	0.11	299,672	0.34
151-180 days delinquent	3	0.11	41,250	0.05

Total Active Accounts	2,783	100.00%	88,664,765	100.00%

Unliquidated Defaulted Contracts	54		1,443,693

Total	2,837		90,108,458

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Construction	1,428	51.31%	31,591,422	35.63%
Transportation	497	17.86	20,523,657	23.15
Manufacturing	365	13.12	13,816,441	15.58
Printing	178	6.40	10,691,575	12.06
Other (1)	109	3.92	3,187,377	3.59
Logging	45	1.62	1,025,189	1.16
Medical/Healthcare	34	1.22	2,380,853	2.69
Broadcasting/Communications	31	1.11	1,014,079	1.14
Computers	28	1.01	1,386,881	1.56
Food Processing	23	0.83	626,216	0.71
Agricultural	18	0.65	603,636	0.68
Commercial/Retail Fixtures	14	0.50	532,823	0.60
Mining	7	0.25	1,237,634	1.40
Fitness	6	0.22	46,979	0.05

Total	2,783	100.00%	88,664,765	100.00%

Unliquidated Defaulted Contracts	54		1,443,693

Total	2,837		$90,108,458

CIT Equipment Collateral 2003-EF1
Required Payoff Amount
at June 30, 2006

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.01 - 5,000.00	652	23.43%	1,665,282	1.88%
5,000.01 - 10,000.00	523	18.79	3,825,399	4.31
10,000.01 - 15,000.00	338	12.15	4,192,429	4.73
15,000.01 - 25,000.00	423	15.20	8,236,446	9.29
25,000.01 - 50,000.00	450	16.17	15,573,248	17.56
50,000.01 - 100,000.00	250	8.98	17,488,676	19.72
100,000.01 - 150,000.00	55	1.98	6,542,273	7.38
150,000.01 - 250,000.00	53	1.90	10,658,198	12.02
250,000.01 - 500,000.00	21	0.75	7,251,488	8.18
500,000.01 - 1,000,000.00	16	0.57	10,646,941	12.01
1,000,000.01 - 1,487,822.50	2	0.07	2,584,383	2.91

Total	2,783	100.00%	88,664,765	100.00%

Remaining Term
at June 30, 2006

Remaining Terms of Contracts	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

(months)
Less than 12	1,723	61.91%	27,622,171	31.15%
12- 24	958	34.42	37,619,523	42.43
25- 36	67	2.41	11,894,432	13.42
37- 48	26	0.93	7,056,896	7.96
49- 60	9	0.32	4,471,744	5.04

Total	2,783	100.00%	88,664,765	100.00%

Unliquidated Defaulted Contracts	54		1,443,693

Total	2,837		90,108,458

CIT Equipment Collateral 2003-EF1
Types of Obligor
at June 30, 2006

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Construction	1,059	38.05%	25,208,491	28.43%
Manufacturing	504	18.11	14,161,982	15.97
Services	334	12.00	12,559,582	14.17
Transportation	112	4.02	10,966,443	12.37
Printing	180	6.47	10,338,422	11.66
Retail & Wholesale Trade	330	11.86	8,182,391	9.23
Agriculture	150	5.39	2,367,989	2.67
Mining, Forestry, Fishing	52	1.87	2,138,073	2.41
Healthcare	33	1.19	2,007,703	2.26
Other (1)	29	1.04	733,689	0.83

Total	2,783	100.00%	$88,664,765	100.00%

Unliquidated Defaulted Contracts	54		1,443,693

Total	2,837		90,108,458

(1) Includes $90,666.91 as the largest required payoff amount belonging to a single obligor.

Obligor Concentration

Obligors (including contracts securing vendor loans)	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Top 5	7	0.25%	$6,082,507	6.86%

The Top 5 obligors conduct business in the Services Industries (3.18%), Construction Industries (1.68%), Retail & Wholesale Trade (1.06%), and Transportation (0.95%).

CIT Equipment Collateral 2003-EF1
Scheduled Cashflows from Contracts
at June 30, 2006

Positive Rent Due	1,699,802.10
Adj. RPA of Unliquidated Defaulted Contracts	1,443,693.07

Collection Period	Scheduled Principal	Scheduled Interest

July-2006	6,372,424.70	589,459.69
August-2006	7,032,082.54	550,263.61
September-2006	6,504,561.80	506,343.71
October-2006	6,259,011.11	465,607.28
November-2006	6,133,843.22	426,316.83
December-2006	5,452,799.73	387,551.14
January-2007	4,721,369.09	353,117.80
February-2007	4,401,071.07	323,383.26
March-2007	3,957,940.45	295,558.36
April-2007	4,341,621.15	270,597.82
May-2007	3,548,174.38	242,806.68
June-2007	3,242,721.25	220,316.54
July-2007	2,815,535.75	199,782.47
August-2007	2,816,857.91	182,006.01
September-2007	2,383,433.89	164,198.44
October-2007	2,311,182.77	149,137.33
November-2007	1,995,758.32	134,513.72
December-2007	1,928,486.33	121,831.64
January-2008	1,511,196.71	109,635.89
February-2008	1,301,697.64	100,155.39
March-2008	1,242,122.46	92,043.54
April-2008	1,178,375.96	84,287.92
May-2008	937,408.83	76,950.29
June-2008	748,238.20	71,176.83
July-2008	748,926.11	66,628.65
August-2008	660,509.69	62,057.35
September-2008	895,646.83	58,034.68
October-2008	695,303.56	52,456.57
November-2008	516,250.23	48,160.73
December-2008	514,817.23	45,015.60

Collection Period	Scheduled Principal	Scheduled Interest

January-2009	788,503.99	41,858.70
February-2009	781,539.06	36,889.00
March-2009	458,187.56	31,946.83
April-2009	337,319.28	29,091.36
May-2009	318,174.94	27,011.39
June-2009	369,721.73	25,043.71
July-2009	347,306.16	22,727.10
August-2009	272,606.16	20,550.78
September-2009	272,606.16	18,849.28
October-2009	271,006.16	17,136.28
November-2009	371,983.40	15,422.18
December-2009	321,400.90	13,037.42
January-2010	188,734.66	10,969.22
February-2010	157,837.45	9,775.65
March-2010	255,346.02	8,786.18
April-2010	186,456.53	7,153.65
May-2010	110,872.83	5,961.66
June-2010	96,222.40	5,256.96
July-2010	96,222.40	4,644.49
August-2010	96,222.40	4,027.90
September-2010	96,222.40	3,407.15
October-2010	72,269.98	2,782.22
November-2010	72,269.98	2,310.01
December-2010	72,269.98	1,834.59
January-2011	54,416.65	1,355.94
February-2011	54,416.65	996.77
March-2011	40,612.12	635.16
April-2011	31,812.12	366.16
May-2011	22,410.32	153.00